UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 25, 2021

 TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-39009	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(866) 258-1807
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

TCF Financial Corporation ("TCF") held a special meeting of its shareholders on Thursday, March 25, 2021, in Detroit, Michigan related to TCF's proposed merger with Huntington Bancshares Incorporated ("Huntington"). At the special meeting, TCF's shareholders voted on three proposals, as described in the joint proxy statement and prospectus of TCF and Huntington dated February 17, 2021, and cast their votes as described below:

Proposal 1 - Approval of the Merger Agreement

TCF's shareholders approved the Agreement and Plan of Merger, dated December 13, 2020, by and between TCF and Huntington (the "merger agreement"), under which TCF will merge with and into Huntington, with Huntington continuing as the surviving entity. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,750,066	2,764,456	116,306	0

Proposal 2 - Compensation Proposal

TCF's shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to TCF's named executive officers that is based on or otherwise relates to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,903,781	9,274,150	452,897	0

Proposal 3 - Adjournment Proposal
TCF's shareholders approved a proposal to adjourn the TCF special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1, the TCF merger proposal. Although Proposal 3 was approved, the adjournment of the special meeting was not necessary because TCF's shareholders approved Proposal 1. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
111,612,224	12,715,562	303,042	0

Item 8.01 Other Events.

On March 25, 2021, TCF and Huntington issued a joint press release announcing that each company's shareholders approved the merger agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Joint Press Release dated March 25, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ David T. Provost
David T. Provost, Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  March 26, 2021